UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2015

CHANTICLEER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414 Charlotte, North Carolina	28226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 366-5122

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Between January 13, 2015 and January 16, 2015, Chanticleer Holdings, Inc., a Delaware corporation (the “Company”) closed on a private offering and issued and sold 8.5 units (the “Units”) to eight accredited investors with each such Unit consisting of an 8% Convertible Promissory Note with the principal face value of $50,000 (the “Notes”) and a warrant to purchase 12,500 shares of the Company’s common stock (the “Warrant”). The Units were sold pursuant to the terms of a Subscription Agreement (the “Subscription Agreement”). In conjunction with the sale of the Units, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the various accredited investors. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to register the shares of common stock underlying the Notes and Warrants. The Company sold a total of 8.5 Units to accredited investors resulting in net proceeds of $425,000 to the Company and issued warrants to these investors totaling 106,250.

The Notes have a term of three years, pay interest quarterly at 8% per annum and contain an option by the holder to demand full repayment of the outstanding principal amount of the note, plus all accrued and unpaid interest, at any time after the one-year anniversary of the issuance of the Note. The Note can be voluntarily converted by the holder into shares of common stock during the period commencing one hundred eighty days after the issuance of the Notes at an exercise price equal to the lesser of $2.00 per share and a fifteen percent discount to the average of the lowest three trading prices for the Company’s common stock during the ten trading day period ending on the last complete trading day prior to the conversion date of the Note, provided however that the conversion price shall not be less than $1.00 per share. The Warrants have an exercise price of two dollars fifty cents per share and have a term of five years.  The Company plans to use net proceeds from the sale of the Units for general working capital.

The Units were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The summary of the transactions described above are qualified in their entirety by reference to the Warrant, Subscription Agreement, Note and Registration Rights Agreement which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, and 10.4 respectively to this Current Report.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K/A filed on January 9, 2015 with the Securities and Exchange Commission)
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed on January 9, 2015 with the Securities and Exchange Commission)
10.2	Form of Note (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed on January 9, 2015 with the Securities and Exchange Commission)
10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed on January 9, 2015 with the Securities and Exchange Commission)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHANTICLEER HOLDINGS, INC.

/s/ Michael D. Pruitt
Dated: January 20, 2015	By:	Michael D. Pruitt
Chief Executive Officer